                                     (LOGO)


                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                                   ----------
                          NOTICE OF ANNUAL MEETING OF
                 HOLDERS OF CERTIFICATES OF BENEFICIAL INTEREST
                                   ----------

   TO THE HOLDERS OF CERTIFICATES OF BENEFICIAL INTEREST:

       Please take notice that the Annual Meeting of Holders of Certificates of Beneficial Interest ("shareholders") of Pennsylvania Real Estate Investment Trust (the "Trust") will be held in Conference Room A, on the 22nd Floor, Philadelphia Saving Fund Building, 12 South 12th Street, Philadelphia, Pennsylvania on Thursday, December 15, 1994 at 11:00 A.M. Eastern Standard Time, for the following purposes:

           (1) To elect three (3) Class C Trustees for a term of three years or until their successors shall have been elected and shall have qualified;

           (2) To elect one (1) Class A Trustee for a term of one year or until his successor shall have been elected and shall have qualified;

           (3) To consider and act upon a proposal to approve the adoption of the amendments to and restatement of the Trust's 1990 Incentive and Non Qualified Stock Option Plan, increasing the number of shares available for option from 200,000 to 400,000 and expanding and clarifying other provisions, as set forth in Exhibit A;

           (4) To consider and act upon a proposal to approve the adoption of the Trust's 1993 Jonathan B. Weller Non Qualified Stock Option Plan, as set forth in Exhibit B;

           (5) To review the operations and financial statements of the Trust for the fiscal year ended August 31, 1994; and

           (6) To transact such other business as properly may be brought before the meeting or any adjournment thereof.

       The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

       The Trustees have fixed November 4, 1994 as the record date for determining the shareholders entitled to notice of and to vote at the meeting. Only shareholders of record on the transfer books of the Trust at the close of business on that day are entitled to notice of and to vote at the meeting. When your proxy is returned properly signed, the shares represented will be voted according to your directions. If your proxy is signed and returned without specifying a vote on the proposal, it will be voted according to the recommendation of the Board of Trustees on the proposal. The Trustees of the Trust are not aware of any proposal to be acted upon at the meeting except that mentioned above. However, if any other matters properly come before the meeting or any adjournments thereof, it is the intention of the proxies named in the enclosed proxy to vote thereon in accordance with their best judgment.

       A proxy statement, form of proxy and a postage-paid return envelope are enclosed.

       IT IS HOPED THAT YOU CAN PERSONALLY ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. A PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT, AND ANY SHAREHOLDER WHO IS PRESENT AT THE MEETING MAY WITHDRAW HIS PROXY AND VOTE IN PERSON.

                                         By Order of the Trustees



                                         JEFFREY A. LINN
                                         Secretary
   Fort Washington, Pa.
   November 16, 1994

                                   IMPORTANT

       The prompt return of your signed proxy will be helpful in reducing expenses incident to following up on this solicitation of proxies.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                            455 Pennsylvania Avenue

                                   Suite 135

                      Fort Washington, Pennsylvania 19034
                                   ----------

                       PROXY STATEMENT FOR ANNUAL MEETING

               OF HOLDERS OF CERTIFICATES OF BENEFICIAL INTEREST

                        TO BE HELD ON DECEMBER 15, 1994

       The following statement is being submitted to Holders of Certificates of Beneficial Interest of the Pennsylvania Real Estate Investment Trust (the "Trust") on or about November 16, 1994 in connection with the solicitation of proxies on behalf of the Board of Trustees for use at the Annual Meeting of Holders of Certificates of Beneficial Interest ("shareholders") of the Trust to be held on Thursday, December 15, 1994, at 11:00 A.M., Eastern Standard Time, in Conference Room A, 22nd Floor, Philadelphia Saving Fund Building, 12 South 12 Street, Philadelphia, Pennsylvania, in pursuance of the accompanying Notice of the Annual Meeting. A proxy for this meeting is enclosed.

       The record date of shareholders entitled to vote at the meeting was set as the close of business on November 4, 1994. The transfer books have not been and will not be closed. At that date, the Trust had 8,669,848 Certificates of Beneficial Interest ("shares") outstanding and entitled to vote. Each share entitles the holder to one vote.

       If the enclosed proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised, either by filing with the Secretary of the Trust an instrument revoking it or by filing a duly executed proxy bearing a later date. The proxy shall be deemed revoked if a shareholder is present at the meeting and votes in person. Any shareholder may choose to vote in person or by his own proxy or by ballot at the meeting.

       The election of three (3) Class C Trustees, the election of Jonathan
   B. Weller as a Class A Trustee, the approval of the adoption of the Amendments to and restatement of the Trust's 1990 Incentive and Non Qualified Stock Option Plan and the approval of the adoption of the Trust's 1993 Jonathan B. Weller Non Qualified Stock Option Plan are the only matters requiring a vote by the shareholders which the Board of Trustees of the Trust intends to present to the shareholders at the Annual Meeting.

       The Annual Meeting of shareholders has been called for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The Proxy Committee consists of Messrs. Sylvan M. Cohen, Lee H. Javitch and Jeffrey P. Orleans. Shares represented by proxy in the accompanying form, unless previously revoked, will be voted at the Annual Meeting if the proxy is returned to the Trust properly executed and in sufficient time to permit the necessary examination and tabulation of the proxy before the vote is taken. The form of proxy provides a means for shareholders to withhold their vote for any or all of the nominees for the Board of Trustees, if they choose to do so and to vote for, against or to abstain from voting on the other two proposals. Shareholders are urged to indicate the way they wish to vote by marking the proxy as provided. Where a choice has been specified in the proxy, the shares represented by the proxy will be voted in accordance with such specification. If no specification is indicated, the shares will be voted FOR (i) the election of the three nominees for Class C Trustees as set forth in this Proxy Statement (or such substitute nominees as may be nominated by the Board of Trustees in the event that the initial nominees to be Class C become unavailable) (ii) the nominee, Jonathan B. Weller, for Class A Trustee as set forth in this Proxy Statement (or such substitute nominee as may be nominated by the Board of Trustees of the Trust in the event that Mr. Weller becomes unavailable); (iii) the approval of the adoption of the amendments to and restatement of the Trust's 1990

   Incentive and Non Qualified Stock Option Plan; (iv) the approval of the adoption of the Trust's 1993 Jonathan B. Weller Non Qualified Stock Option Plan and in the proxies discretion (1) upon all other matters requiring a vote of shareholders which may properly come before the meeting and of which the Trustees were not aware a reasonable time before the solicitation of the proxy; and (2) upon matters incident to the conduct of the meeting.

       The Trust will bear the cost of preparing and mailing the Notice and Proxy Statement, the enclosed form of proxy and the Annual Report, as well as any additional material relating to the meeting which may be furnished to shareholders. Solicitation will be made on a part-time basis by Trustees, officers and regular employees of the Trust who will receive no compensation therefor other than their regular salary, but will be reimbursed for actual expenses in connection therewith. Solicitation may be made principally by written communication, although there may be solicitation by telephone, telegraph or personal visits. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to their principals and the Trust will reimburse such persons for their expenses in so doing.

                              ELECTION OF TRUSTEES

       Three individuals are to be elected Class C Trustees for a term of three years or until their successors are elected and qualified and one individual is to be elected a Class A Trustee for a term of one year or until his successor is elected and qualified. The persons named in the accompanying proxy as the proxies have advised the Board of Trustees that it is their intention to vote shares covered by valid proxies in favor of the election of the three persons listed as the nominees for Class C Trustees and the one person listed as the nominee for Class A Trustee unless otherwise instructed by the shareholders. Each Class C Trustee elected at this Annual Meeting is to hold office for the term expiring at the 1997 Annual Meeting of shareholders or until his successor is elected and qualified. The Class A Trustee elected at this Annual Meeting is to hold office for the term expiring at the 1995 Annual Meeting of shareholders or until his successor is elected and qualified.

       The nominees for the Office of Class C Trustees are presently serving as Class C Trustees and were elected to said office at the Annual Meeting of shareholders in 1991. The nominee for the Office of Class A Trustee is presently serving as a Class A Trustee, having been elected to said office by the Board of Trustees on February 7, 1994.

       Should any of the persons named herein become unable to or decline to serve, the proxies named in the accompanying proxy shall have discretionary authority to vote for a substitute or substitutes. However, the Board of Trustees knows of no reason to anticipate that this will occur.

       The Board of Trustees held five (5) meetings in the fiscal year ended August 31, 1994. Each Trustee, with the exception of Messrs. Lee H. Javitch and Samuel J. Korman, attended at least 75% of the total of such meetings and meetings of the committees of which they were members during fiscal 1994. The Trust maintains standing audit, executive compensation and human resources, and property committees.

                       NOMINEES FOR THE OFFICE OF TRUSTEE
                       AND TRUSTEES CONTINUING IN OFFICE

       The names of the three (3) nominees for the office of Class C Trustee, the one (1) nominee for the office of Class A Trustee, and the five (5) Trustees continuing in office, their respective terms and expiration dates, their principal occupations, the names and principal businesses of the organizations (other than the Trust) in which such occupations are carried on, directorships in entities having publicly traded securities, their period of service as a Trustee of the Trust, the number of shares of the Trust directly or indirectly beneficially owned as of October 1, 1994 by each of them, respectively, and the percent of shares beneficially owned, are as follows:


                                         Principal                               Shares
                                        Occupation                  First        Owned        Percent
                                            and                    Became      October 1,        of
        Name          Age              Affiliations               a Trustee     1994 (1)     Shares (2)
        ----          ---             --------------             -----------   ----------    ----------
 Nominees for the
   Office of Trustee

   Class C; Term Expires in 1997
   William R. Dimeling      53      Partner of Dimeling, Schreiber          1982         4,187(3)          +
                                    and Park, a private investment
                                    partnership. Mr. Dimeling is a
                                    member of the Trust's Property
                                    and Executive Compensation and
                                    Human Resources Committees.
   Jack Farber              61      Chairman, President and Chief           1971         9,925(3)          +
                                    Executive Officer of CSS
                                    Industries, Inc., a diversified
                                    holding company. Directorships
                                    include: CSS Industries, Inc. and
                                    Hunt Manufacturing Company. Mr.
                                    Farber serves as Chairman of the
                                    Trust's Audit and Executive
                                    Compensation and Human Resources
                                    Committees.
   Robert G.  Rogers       63       Executive Vice President of the         1986        15,875(4)          +
                                    Trust

   Class A; Term Expires in 1995
   Jonathan B.             47      President and Chief Operating          2/7/94        10,000             +
     Weller                        Officer of the Trust; former,
                                   1988-1993, Executive Vice
                                   President and Director of Eastdil
                                   Realty, Inc., a real estate
                                   investment banking firm,
                                   responsible for its real estate
                                   investment management activities.
                                   Mr. Weller is a member of the
                                   Property Committee.

   Trustees whose
   Terms Continue

   Class A; Term Expires in 1995
   Sylvan M. Cohen         80     Chairman and Chief Executive              1960       665,300(5)      7.65%
                                  Officer of the Trust; partner of
                                  Cohen, Shapiro, Polisher,
                                  Shiekman and Cohen, attorneys.
                                  Directorships include: FPA
                                  Corporation, EQK 1 and Arbor
                                  Property Trust. Mr. Cohen serves
                                  as Chairman of the Trust's
                                  Property Committee.
   Lee H. Javitch          63     Private Investor; former Chairman         1985         5,500(3)          +
                                  and Chief Executive Officer of
                                  Giant Food Stores, Inc.,
                                  Carlisle, Pennsylvania
                                  Directorships include: Dauphin
                                  Deposit Corp. Mr. Javitch is a
                                  member of the Trust's Audit and
                                  Executive Compensation and Human
                                  Resources Committees.

   Class B; Term Expires in 1996
   Robert Freedman         65     Partner of Cohen, Shapiro,                1988        43,727(3)(6)       +
                                  Polisher, Shiekman and Cohen,
                                  attorneys
   Samuel J. Korman        85     Partner of Hyman Korman Company,          1966       402,668(7)      4.63%
                                  an owner of real estate
                                  properties.
   Jeffrey P. Orleans      48     Chief Executive Officer of                1986        44,543(3)(8)       +
                                  Orleans Construction Corporation;
                                  and President of A.P. Orleans,
                                  Inc., Philadelphia area
                                  residential real estate
                                  developers; Chairman of the Board
                                  and Chief Executive Officer for
                                  more than 5 years of FPA
                                  Corporation, a publicly held
                                  corporation which designs,
                                  develops and operates planned
                                  residential communities.
                                  Directorships include: FPA
                                  Corporation. Mr. Orleans is a
                                  member of the Trust's Audit and
                                  Property Committees.

   ----------
   + Less than one percent

   (1) Includes the shares beneficially owned by the Trustee's wife, children living in the same home, the shares the Trustee or his wife has or shares the power to vote and/or the power to dispose or direct their disposition and the shares that a Trustee had the right to acquire on or within 60 days of October 1, 1994. Beneficial interest in the shares owned by a Trustee's wife or children having the same home and trusts, estates or foundations referred to in the notes below is disclaimed by each of the respective Trustees unless otherwise indicated.

   (2) The percentage of shares are based upon the 8,669,848 shares outstanding on October 1, 1994 plus 26,875 shares, the number of shares that the Trustees and officers of the Trust had the right to acquire on October 1, 1994 or within 60 days thereof.

   (3) Includes 2,500 shares that Messrs Lee H. Javitch, Robert Freedman, Jeffrey P. Orleans, William R. Dimeling and Jack Farber each have the right to acquire pursuant to options granted to each of them under the Trust's Option Plan for Non-Employee Trustees.

   (4) Includes 9,500 shares that Mr. Rogers has the right to acquire pursuant to options granted in January 1991 and December 1992 under the Trust's Incentive and Non-Qualified Stock Option Plan.

   (5) Includes 186,558 shares owned by Mr. Cohen's wife; 37,056 shares owned by two trusts of which Mr. Cohen's wife is a co-trustee; 252 shares owned by a corporation of which Mr. Cohen owns 50% of the outstanding shares and the remaining 50% are owned by Jeffrey P. Orleans, a Trustee of the Trust; 50,028 shares owned in the aggregate by several trusts of which Mr. Cohen is a trustee or a co-trustee.

   (6) Includes 37,056 shares owned by two trusts of which Mr. Freedman is a co-trustee.

   (7) Includes 7,500 shares owned by Mr. Korman's wife; 141,903 shares owned in the aggregate by several trusts of which Mr. Korman is a co-trustee; 87,570 shares owned by a family foundation of which Mr. Korman is a co-trustee; and 1,750 shares that Mr. Korman has the right to acquire pursuant to options granted to Mr. Korman under the Trust's Option Plan for Non-Employee Trustees. Leonard I. Korman, a nephew of Mr. Korman, beneficially owns 519,011 shares (see page 14 herein); included in the 519,011 shares are (i) the 87,570 shares owned by the family foundation of which Messrs. Samuel J. Korman and Leonard I. Korman are 2 of the 5 co-trustees and (ii) 89,103 shares owned in the aggregate by several trusts of which Messrs. Samuel J. Korman and Leonard I. Korman are 2 of the co-trustees.

   (8) Includes 450 shares owned by Mr. Orleans' wife; 490 shares for which Mr. Orleans is custodian for his daughter under the Pennsylvania Uniform Gifts to Minor Act; 101 shares, owned by an estate of which Mr. Orleans is a successor Executor and a beneficiary; and 252 shares owned by a corporation, 50% of whose shares are owned by Mr. Orleans and the remaining 50% are owned by Sylvan M. Cohen, a Trustee and President of the Trust.

   Executive Compensation

       The following table sets forth certain information concerning the compensation paid by the Trust during the fiscal years ended August 31, 1994, 1993 and 1992 to the Trust's Chief Executive Officer and each of the Trust's other most highly compensated executive officers whose compensation exceeded $100,000 for the periods indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term
                                                                                   Compensation
                               Annual Compensation                                    Awards
                      -------------------------------------                       ---------------
                                                                                                        All Other
    Name and Principal                                                  Other Annual                   Compensation
         Position                   Year       Salary ($)  Bonus ($)  Compensation ($)    Options (#)   ($) (1) (2)
 -----------------------           ------      ---------   ---------  -----------------   -----------  ------------
   Sylvan M. Cohen                   1994     316,023         0               0(1)           40,000       9,070
     Chairman and Chief              1993     298,068         0               0              25,000
     Executive Officer               1992     294,245         0               0              25,000
     and Trustee

   Jonathan B. Weller                1994     157,596(3)      0               0             100,000(4)
     President and Chief
       Operating Officer
       and Trustee

   Robert G. Rogers                  1994     174,933         0               0              15,000
     Executive Vice                  1993     165,360         0               0              12,500
     President and
       Trustee                       1992     163,281         0               0              12,500

   Dante J. Massimini                1994     106,303         0               0              15,000
     Vice-President-Finance          1993     99,3200         0               0               7,500
     and Treasurer                   1992      98,039         0               0               7,500

   ----------
   (1) Annual premium payments on life insurance on the life of Mr. Cohen for which Mr. Cohen designates the beneficiaries, which policies are designed to comply with Section 79 of the Code.

   (2) In accordance with the SEC provisions, amounts of All Other Compensation are excluded for the Trust's 1992 and 1993 Fiscal Years.

   (3) Mr. Weller was not an employee of the Trust prior to February 1, 1994.

   (4) Granted to Mr. Weller on February 1, 1994 under the Trust's 1993 Jonathan B. Weller Non Qualified Stock Option Plan, subject to approval of the adoption of the plan by the shareholders. Should the shareholders not approve the plan, the grant of the options will be null and void.

    Employment Agreements

       The Trust entered into an Employment Agreement with Mr. Cohen on July 16, 1982, which was amended and restated on March 14, 1985 and further amended as of January 1, 1990. The 1990 Amendment of the Employment Agreement extended the term of the employment to December 31, 1994 and then from year to year unless terminated by written notice. The Employment Agreement also provides Mr. Cohen with a basic compensation of $278,250 per year, but states that the Board of Trustees may, in its sole discretion, increase the basic compensation payable to Mr. Cohen at any time or times during the term of the Employment Agreement or its extension. Mr. Cohen's present salary is $325,000 per year. In the event of the termination of Mr. Cohen's employment by reason of his disability or expiration of the initial or any extended term of the Employment Agreement, the Trust will pay fifty percent (50%) of his highest annual basic compensation during the period of his employment with the Trust to Mr. Cohen for the balance of his life. Should Mr. Cohen be survived by his widow, the Trust shall pay to her a rate equal to (A) twenty-five percent (25%) of the rate of Mr. Cohen's highest annual basic compensation during the term of his employment under the Employment Agreement or (B) if higher than the rate set forth in (A) above, fifty percent (50%) of the rate of the adjusted payments made to Mr. Cohen at the time of his death. Post-employment payments made to Mr. Cohen and his widow are to be adjusted annually, pursuant to a formula based upon the Consumer Price Index - All Urban Consumers - U.S. City Average - All Items. All payments cease following the death of the survivor of Mr. Cohen and his wife. The Trust further agreed to continue to pay the premiums on the $150,000 life insurance policies designed to comply with Section 79 of the Code that it currently maintains on the life of Mr. Cohen for the balance of Mr. Cohen's life. In fiscal 1994, the Trust was not required to accrue any amount for the costs associated with the termination of employment provisions contained in Mr. Cohen's Employment Agreement. To date, the aggregate accrual is approximately $1,045,000. Mr. Cohen is not a participant in the Trust's pension plan.

       The Trust entered into an Employment Agreement with Mr. Weller on December 14, 1993. The employment period is for a term of three years; provided, however, that commencing one year after the start of his employment, February 1, 1994, and on each annual anniversary of such date, unless the agreement is previously terminated, the employment period shall be automatically extended so as to terminate three years from the said February 1st. The Employment Agreement provides for an annual base salary of $275,000 but provides, that in the event that the base salary is raised, the raised salary shall become the base salary for purposes of the Employment Agreement. Pursuant to the Employment Agreement, Mr. Weller was granted subject to shareholder approval, a non qualified stock option to acquire 100,000 shares with a purchase price of $24.625 per share, equal to the opening price of the Trust's shares on the American Stock Exchange on December 14, 1993. In accordance with the Employment Agreement, Mr. Weller invested $250,000 in shares of the Trust.

       As of October 1, 1985 the Trust entered into Employment Agreements with Messrs. Rogers and Massimini. The Employment Agreements with Messrs. Rogers and Massimini were amended and restated as of October 1, 1990. The term of each of the Amended Employment Agreement is five (5) years and then from year to year unless terminated by written notice. Mr. Rogers' Employment Agreement was further amended as of July 12, 1993 extending the term of employment to September 30, 1996 and then from year to year unless terminated by written notice. The Agreements provide Mr. Rogers with a basic compensation of $154,300 and Mr. Massimini with a basic compensation of $94,400. The Board of Trustees may, in its sole discretion, increase the basic compensation of Messrs. Rogers and Massimini. The present annual salary for Messrs. Rogers and Massimini is $180,000 and $110,000, respectively.

   Stock Options

       The following table sets forth certain information with respect to stock options granted to officers named in the Summary Compensation Table during the fiscal year ended August 31, 1994:

                      Stock Options Granted in Fiscal 1994

                              Individual Grants
                          ------------------------                             Potential Realizable
                                       % of Total                                Value at Assumed
                                         Options                               Annual Rates of Stock
                                        Granted to                             Price Appreciation for
                           Options      Employees    Grant                        Option Term (1)
                           Granted      in Fiscal    Price     Expiration    ------------------------
      Name                  (#)           Year       ($/SH)      Date           ($)5%         ($)10%
      -----                --------     ---------   -------   ----------     --------       ---------
   Sylvan M. Cohen         40,000(2)      21.6%      23.625    12/15/ 03       594,305      1,506,087
   Jonathan B. Weller     100,000(3)      54.1%      24.625    12/13/ 03     1,548,653      3,924,591
   Robert G. Rogers        15,000(4)       8.1%      23.625    12/15/ 03       222,868        564,782
   Dante J. Massimini      15,000(5)       8.1%      23.625    12/15/ 03       222,868        564,782

   ----------
   (1) Assumes share price appreciates over a ten-year term at rates of 5% and 10% compounded annually. The assumed annual rate of share appreciation are specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the Trust's share price. For example, in order for Messrs. Cohen, Rogers and Massimini to realize the potential value set forth in the 5% and 10% column in the above table, the price per share would have to be approximately $38.483 and $61.277, respectively, at the expiration of the option. In order for Mr. Weller to realize the potential value set forth in the 5% and 10% column in the above table, the price per share would have to be approximately $40.112 and $63.871, respectively, at the expiration of the option.

   (2) The option is exercisable in nine (9) annual installments commencing January 1, 1995 as follows: 4,623 shares January 1, 1995; 4,622 shares January 1, 1996; 4,623 shares January 1, 1997; 4,622 shares January 1, 1998; 4,623 shares January 1, 1999; 4,622 shares January 1, 2000;
       3,801 shares January 1, 2001; and 4,232 shares each January 1, 2002 and January 1, 2003.

   (3) The option is exercisable in four (4) equal installments of 25,000 shares each, the first installment is exercisable six (6) months after the shareholders' approval of the adoption of the Trust's 1993 Jonathan B. Weller Non Qualified Stock Option Plan; the second, third and fourth installments become exercisable on December 14, 1995, December 14, 1996 and December 14, 1997, respectively.

   (4) The option is exercisable in six (6) installments commencing January 1, 1996 as follows: 958 shares each January 1, 1996 and January 1, 1997; 4,232 shares each January 1, 1998 and January 1, 1999; and 2,310 shares each January 1, 2000 and January 1, 2001.

   (5) The option is exercisable in five (5) installments commencing January 1, 1995 as follows: 1,345 shares January 1, 1995; 2,615 shares each January 1, 1996 and January 1, 1997; 4,232 shares January 1, 1998 and 4,193 shares January 1, 1999.

   The following table sets forth certain information as to each exercise of stock options during the fiscal year ended August 31, 1994 by the persons named in the Summary Compensation table and the fiscal year-end value of unexercised options:

        Aggregate Option Exercises in Fiscal Year Ended August 31, 1994
                       and Fiscal Year-End Option Values

                                                                                              Value ($) of
                                                                Number of                     Unexercised
                                                               Unexercised                    In-The-Money
                         Shares                                 Options at                     Options at
                        Acquired                                 Year-End                     Year-End (1)
                           on         Value ($)      -------------------------------     ------------------------------
     Name               Exercise      Realized       Exercisable       Unexercisable     Exercisable     Unexercisable
  -----------------     ---------     --------       ------------      -------------     ------------    -------------
   Sylvan M. Cohen       11,250        96,406               0              71,250               0            113,281
   Robert G. Rogers       3,000        28,875           9,500              27,500          54,016             48,047
   Dante J. Massimini     2,625        22,969           1,875              22,500           5,156             28,828

   ----------
   (1) Closing price of a share at August 31, 1994 ($23.125) minus the exercise price of the in-the-money options ($16.00 and $20.375); the 1993 options are not in-the-money.

    Stock Options

       A. Incentive and Non Qualified Stock Option Plan

       The Trust in 1990 reserved an aggregate of 200,000 shares for purchase under its 1990 Incentive Stock Option Plan ("Plan"). On December 14,
   1993, the Board of Trustees amended the Plan to increase the aggregate number of shares under the Plan to 400,000, to change the name of the Plan and to expand and clarify certain other provisions - see Exhibit A, proposed Amended and Restated Incentive and Non Qualified Stock Option Plan, pages A-1 to A-8, herein. The Plan provided that a committee of the Board may grant options to those employees determined by it to be key employees; i.e. those employees who have a direct and significant impact on the performance of the Trust. The Committee has the authority to determine not only to whom but also the number of incentive or non qualifying options that may be granted and the time or times at which the options may be granted. The Plan was intended to comply with the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, relating to incentive stock options.

       On December 14, 1993 the Executive Compensation and Human Resources Committee consisting of Messrs. Farber, Dimeling and Javitch, granted to Messrs. Cohen, Rogers and Massimini stock options, incentive and/or non qualified, to purchase 40,000, 15,000 and 15,000 shares, respectively. The price per share for the options granted is $23.625, the closing prices of a share on the American Stock Exchange on the date of grant. See footnotes
   (2), (4) and (5) to the table, "Stock Options Granted in Fiscal 1994" for the dates that the granted options become exercisable, page 7 herein. The options terminate ten years from the date of grant and are not transferable other then by will or by the laws of descent and distribution.

       B. Option Plan for Non-Employee Trustees

       The Trust has reserved an aggregate of 100,000 shares for purchase under its Option Plan for Non-Employee Trustees ("Trustees' Options). The Trustees' Option Plan provides that options to purchase 1,000 shares shall, except for the first grant, be granted automatically to each non-employee Trustee on the last trading day in each January from 1991 through 1997. The grant in fiscal 1994 was made on January 31, 1994 at an option price of $24.75 per share. The Trustees' Options are non-statutory options, under Section 422A of the Internal Revenue Code of 1986, as amended, are non- transferable except by will or the laws of descent and distribution; and are exercisable in four equal installments of 250 shares each, commencing on the first anniversary of the date of grant and annually thereafter, except for the first options granted on December 20, 1990 which first became exercisable on January 31, 1991 and annually thereafter.

       The following tabulation shows as to the persons named therein, the following information with respect to Trustees Options: (i) the number of shares subject to outstanding Trustees Options granted in the period December 20, 1990 through August 31, 1994, (ii) the average per share option price, (iii) the number of shares acquired by exercise of an option in fiscal 1994, (iv) average per share exercise price and (v) the net value per share (market values less exercise price) during the period September 1, 1993 to August 31, 1994 upon the exercise of Trustees' Options granted since December 20, 1990.

                   Number of          Number of Shares                          Average       Net Value
                 Shares Subject      Subject to Option          Average Per     Number of     Per Share        Realized
                 To Outstanding         Exercise at                Share         Shares       Exercise      (Market Value
      Name          Options           August 31, 1993          Option Price     Purchased       Price     Less Exercise Price)
   ----------    --------------     -------------------      ----------------  ------------   ---------   ---------------------
   W. R. Dimeling    5,000                  2,500                 $20.70             -             -                -
   J. Farber         5,000                  2,500                  20.70             -             -                -
   R. Freedman       5,000                  2,500                  20.70             -             -                -
   S. J. Korman      4,250                  1,750                  20.70             -             -                -
   L. H. Javitch     5,000                  2,500                  20.70             -             -                -
   J. P. Orleans     5,000                  2,500                  20.70             -             -                -

   Benefit Plans

    Retirement Benefits

       The Trust maintains a defined benefit form of pension plan for its employees. Mr. Cohen has elected not to participate in the plan and Mr. Weller did not qualify as of August 31, 1994 to be a participant of the plan. The plan is funded by Trust contributions based on actuarial data developed for the participants as a group. The aggregate contributions to the pension plan for the fiscal year ended August 31, 1994 (including accruals) amounted to $178,385. The aggregate contributions amounted to approximately 24% of the total remuneration of all presently employed plan participants. The following table sets forth certain information with respect to estimated annual retirement benefits of Messrs. Rogers and Massimini calculated on the assumption that they will retire at age 65 and will receive remuneration until such date at the rate currently in effect and the amount of the fiscal 1994 contribution that may be attributed to their benefits.

                                  Fiscal 1994       Annual Retirement
             Name                Contribution       Estimated Benefit
        ----------------         -------------      -----------------
       Robert G. Rogers             $92,520             $100,572
       Dante J. Massimini            34,670               63,276



   Compensation of Directors

       Trustees who are not also employees of the Trustee are entitled to receive an annual fee of $5,000 plus a fee of $1,000 for attendance at each of the Trustees' meetings; and $750 for attendance at Audit Committee meetings, at Executive Compensation and Human Resources Committee meetings, and at Property Committee meetings; and other fees for special services performed for the Trust. Messrs. Cohen, Weller and Rogers, who receive a salary from the Trust, are not paid the annual fee or fees for attendance at Trustees' Meetings nor does Messrs. Cohen and Weller receive a fee for attendance at the Property Committee Meetings.

                   REPORT OF EXECUTIVE COMPENSATION AND HUMAN
                 RESOURCES COMMITTEE ON EXECUTIVE COMPENSATION

       The Trust's executive officers compensation is the responsibility of the entire Board of Trustees acting upon the recommendation of the Executive Compensation and Human Resources Committee (the "Committee"). The Committee is also responsible for administering the policies which govern the Trust's Incentive Stock Option Plan. The Committee consists of three independent, non-employee Trustees of the Trust.

       It is the Board of Trustees belief that the Trust's investment goal is to invest in assets that provide the opportunity for cash flow growth and capital appreciation in real terms. Accordingly, the Board of Trustees believes that the Trust's overall performance in any year should be based on the Trust's performance in all aspects of the Trust's business during that year, including development, management, acquisition and capital formation, as well as financial accomplishments.

       The members of the Committee believe that the Trust's success is largely due to the efforts of its employees and, in particular, the leadership exercised by its officers. Therefore the Committee believes it is important to:

       * Adopt compensation programs that enhance the Trust's ability to attract and retain qualified officers while providing the financial motivation necessary to achieve continued high levels of Trust performance.

       * Provide equity-based incentives for executives to ensure that they are motivated over the long term to respond to the Trust's challenges and opportunities as owners rather than only employees.

       * Provide a mix of cash and stock-based compensation programs that are competitive with a select group of real estate investment trusts that the members of the Committee believe are comparable to the Trust.

       Each executive officer's salary, including that of the Chief Executive Officer and that of the Chief Operating Officer, is based upon his employment contract and the competitive market for the executive officer's services, considering the executive's specific responsibilities, experience and overall performance. The Committee reviews each executive officer's salary and adjusts the salary to account for inflation, any change in the executive's responsibilities and any change in the competitive marketplace. The Committee believes that the Trust's overall performance is best measured by the enhancement of long-term shareholder value. The Committee further believes that, as a result of the nature of the Trust's business, funds from operations is a better measurement of the Trust's performance as opposed to its reported net income. This standard has been adopted by the National Association of Real Estate Investment Trusts. The Committee recommended the 1994 compensation levels of the Trust's executive officers to the Board of Trustees.

       The Committee also periodically awards discretionary incentive stock options to executive officers. These awards are based upon the performance of the individual executive, the Trust's financial results and the executive officer's accomplishments in his area of responsibility. The Committee believes that stock option awards are an important element in the Trust's compensation structure as such awards promote alignment of the interests of the employees with the interests of the shareholders.

                         Executive Compensation and Human Resources Committee

                                               Jack Farber, Chairman
                                               William R. Dimeling
                                               Lee H. Javitch

               PROPOSAL FOR THE ADOPTION AND IMPLEMENTATION OF THE
          PENNSYLVANIA REAL ESTATE INVESTMENT TRUST AMENDED INCENTIVE
                      AND NON QUALIFIED STOCK OPTION PLAN


       At a meeting held on December 14, 1993, the Trust's Board of Trustees amended and restated, subject to the approval of the shareholders, the Trust's 1990 Incentive Stock Option Plan. The amendments increase the aggregate number of shares subject to option to 400,000 and expand and clarify certain of the provisions of the Plan, including the right of the Committee administering the Plan to grant non incentive options. The amendments, among other things, permit grantees of an option whose employment is terminated due to becoming disabled or retirement at the age set by the Trust for retirement to exercise their options within nine (9) months; provide for immediate vesting of all previously granted options under the Plan upon a "change of control"; and change the name of the Plan to reflect that non qualified grants may be made under the Plan. The Trustees believe that the adoption of the amendments strengthen the Trust's ability to induce persons of outstanding ability and potential, upon whom the financial success and growth of the Trust depends, to join and remain with the Trust. The complete text of the amended and restated Plan is set forth in Exhibit A of this proxy statement and the statements contained herein are qualified in the entirety by reference to the Plan.

       The Plan as approved by the shareholders in 1990 provided that the aggregate number of shares that may be subject to stock options under the Plan is 200,000. The Plan expires the earlier of (1) the year 2000, (2) the date when all shares reserved for issuance under the Plan shall have been acquired through exercise of options or (3) when the Board may determine. The Plan further states that the Committee that administers the Plan, the Executive Compensation and Human Resources Committee, may grant options to the employees it determines to be "key employees"; the terms of the options granted, including the exercise price, provided the price shall be no less than the "fair market value" of the shares; and that the Committee may amend the Plan to correct any defect or supply any omission or reconcile any inconsistency in the manner and to the extent it deems desirable, except (i) as otherwise provided in the Plan, (ii) to increase the total number of shares subject to the Plan; (iii) extend the expiration date of the Plan; (iv) decrease the price at which granted options may be exercised or (v) materially modify the requirements as to eligibility for participation in the Plan.

       The amended and restated Plan retains the provision that the exercise price of an option shall be no less than the "fair market value" of the shares, whether the grant is of an incentive stock option or a non qualified stock option, the expiration date of the Plan, the amendment provisions and most of the operative provisions. The Trust has granted to its employees from the date of the Plan's adoption through December 14, 1993 options to purchase 185,000 shares. As of November 1, 1994 options for 31,125 shares have been exercised. Presently only 15,000 shares remain available for option grant under the Plan. The Board of Trustees believes that this amount is insufficient to attract and retain persons of outstanding ability. It is the further belief of the Board of Trustees that the amendments improve the Plan for both the Trust and its qualified employees.

       The affirmative vote of the holders of a majority of the outstanding shares is required for the approval of the amended and restated Plan.

       The Board of the Trust recommends a vote FOR the proposal to adopt and to implement the Pennsylvania Real Estate Investment Trust Amended Incentive and Non Qualified Stock Option Plan.

              PROPOSAL FOR THE ADOPTION AND IMPLEMENTATION OF THE
                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
            1993 JONATHAN B. WELLER NON QUALIFIED STOCK OPTION PLAN


       At a meeting held on December 14, 1993 the Trust's Board of Trustees adopted, subject to approval of the shareholders, the Pennsylvania Real Estate Investment Trust 1993 Jonathan B. Weller Non Qualified Stock Option Plan (the "Weller Plan"). The adoption of the Weller Plan was in conjunction with the approval of the Employment Agreement between the Trust and Mr. Weller.

       The Employment Agreement provides, among other things, that Mr. Weller be granted a non-qualified stock option to acquire 100,000 shares of the Trust's shares of beneficial interest with a purchase price equal to the opening price of a Trust's share on the American Stock Exchange on the date of the agreement. The opening price for a share on December 14, 1993 was $24.625. The option is to have a term of ten (10) years and shall vest and become exercisable with respect to 25,000 shares after one year, with respect to an additional 25,000 shares after two (2) years, an additional 25,000 shares after three (3) years and as to the final 25,000 shares after four (4) years, subject to earlier vesting upon certain conditions. The Trust agreed to submit a stock option plan containing these provisions to its shareholders for approval at its next shareholder meeting.

       The Weller Plan is in accordance with the Employment Agreement and sets forth the terms and conditions for the granting and exercise of the options. The grant of the options will not result in taxable income to Mr. Weller or a tax deduction for the Trust. The exercise of an option by Mr. Weller will result in taxable ordinary income to him and a corresponding deduction for the Trust, in each case equal to the difference between the fair market value of the shares on the date the option was granted ($24.625) and their fair market value on the date the option is exercised.

       The Board believes that the engagement of Mr. Weller upon the terms and conditions of the Employment Agreement is in the best interests of the Trust and that the Weller Plan provides a further incentive to Mr. Weller. The complete text of the Proposed Weller Plan is set forth in Exhibit B of this proxy statement and the summary statements contained herein are qualified in their entirety by reference to the Weller Plan.

       If the Weller Plan is not approved by the shareholders, it will not be implemented and the options granted to Mr. Weller will be null and void.

       Approval of the Weller Plan requires the affirmative vote by the holders of a majority of the outstanding shares.

       The Board of Trustees recommends a vote FOR the proposal to adopt and to implement the Pennsylvania Real Estate Investment Trust 1993 Jonathan
   B. Weller Non Qualified Stock Option Plan.

                            STOCK PRICE PERFORMANCE

       The graph below compares the Trust's performance to the S&P 500 and the index of all equity real estate investment trusts excluding health care real estate investment trusts assuming a $100 investment on August 31, 1989 as prepared by the National Association of Real Estate Investment Trusts ("NAREIT"). Equity real estate investment trusts are defined as those which derive more than 75% of their income from equity investments in real estate assets. All stock price performance includes the reinvestment of dividends.

                             (August 31, 1989=100)

175|---------------------------------------------------------------------------
   |
   |
   |
   |                                                                        S
150|------------------------------------------------------S--------------------
   |
   |
   |                                                      E                 TE
   |                                       S              T
125|---------------------------------------------------------------------------
   |
   |                          S
   |
   |                                       TE
100|TES------------------------------------------------------------------------
   |             S            T
   |                          E
   |             E
   |             T
 75|---------------------------------------------------------------------------
   |
   |
   |
   |
 50|---------------------------------------------------------------------------
   |             |             |             |             |                |
 1989          1990          1991          1992          1993             1994

T = Trust              E = Equity w/o Health Care                  S = S&P 500


                           1989     1990     1991     1992     1993     1994
                           ----     ----     ----     ----     ----     ----
Trust                       100     78.91    96.38   107.13   133.16   138.44
Equity w/o Health Care      100     80.26    90.12   105.73   139.17   141.18
S&P 500                     100     95.02   120.58   130.15   149.85   158.09





                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's officers, trustees and persons who beneficially own more than ten percent of the registered class of the Trust's equity securities (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Trust with copies of these reports.

       Based on the Trust's review of the copies of these reports received by it, and written representations received from the Reporting Persons, the Trust believes that all filings required to be made by Reporting Persons for the period September 1, 1993 through August 31, 1994 were made on a timely basis.

                           PRINCIPAL SECURITY HOLDERS

       The following table sets forth the voting securities owned beneficially by each person known to the Trust who owned more than 5% of the Trust's shares as of October 1, 1994:

                                                                   Amount and
                                                                    Nature of         Percent of
                                         Name and Address          Beneficial        Outstanding
           Title of Class              of Beneficial Owner          Ownership           Shares
           --------------            -----------------------      ------------      ------------
   Certificates of Beneficial        Sylvan M. Cohen                 665,300             7.65%
    Interest                         12 S. 12th Street
                                     Philadelphia, PA 19107

   Certificates of Beneficial        Leonard I. Korman               519,011             5.97%
    Interest                         Two Neshaminy Interplex
                                     Trevose, PA 19047

   ----------
   (1) Mr. Cohen owns 391,406 shares directly; a corporation of which Mr. Cohen is a 50% shareholder owns 252 shares; Mr. Cohen's wife owns 186,558 shares directly and she is a co-trustee of two trusts that own a total of 37,056 shares; and Mr. Cohen is a trustee or co-trustee of several trusts that own in the aggregate 50,028 shares. Mr. Cohen is not a beneficiary of any of the trusts of which he serves as a fiduciary.

   (2) Mr. Leonard Korman owns 219,869 shares directly; Mr. Korman's wife owns 420 shares and is the income beneficiary of a trust that owns 6,000 shares and is a co-trustee, together with Mr. Korman and a third party, of two trusts that own a total of 29,824 shares; Mr. Korman is a co-trustee for a family foundation that owns 87,570 shares; and is a co-trustee of several trusts that own in the aggregate 205,152 shares, including the 29,824 shares mentioned above. Mr. Korman disclaims beneficial interest in any of the shares owned by trusts of which he serves as a fiduciary, except for 31,585 shares owned by a trust of which Mr. Korman is a co-trustee and one of three beneficiaries. Samuel J. Korman, an uncle of Leonard I. Korman, is a Trustee of the Trust, and the beneficial owner of 402,668 shares (See pages 3 and 4 herein); included in the 402,668 shares are (i) 87,570 shares owned by a family foundation of which Messrs. Leonard I. Korman and Samuel J. Korman are 2 of the 5 co-trustees and (ii) 89,103 shares owned in the aggregate by several trusts of which Messrs. Leonard I. Korman and Samuel J. Korman are two of the co-trustees.

       The following table sets forth the voting securities owned beneficially, directly or indirectly, by all Trustees and officers as a group (11 persons) as of October 1, 1994:

                                                             Amount of                       Percent
             Title of Class                            Beneficial Ownership                  of Class
            ---------------                            --------------------                 ---------
   Certificates of Beneficial Interest                      1,174,664 (1)                     13.51%

   ----------
   (1) For information respecting the beneficial ownership of the shares by each individual Trustee and certain of his relations and affiliates, see the table and notes under the heading "Nominees for the Office of Trustee and Trustees Continuing in Office" on pages 3-4.

                          TRANSACTIONS WITH MANAGEMENT

       During fiscal 1994 the Trust paid or accrued fees and costs to the law firm of Cohen, Shapiro, Polisher, Shiekman and Cohen, general counsel for the Trust, for legal services rendered to the Trust, its subsidiaries and its affiliates, including partnerships and other ventures in which the Trust is involved. Sylvan M. Cohen, Chairman, Chief Executive Officer and a Trustee of the Trust, and Robert Freedman, a Trustee, are partners of the said law firm. The law firm has performed legal services for the Trust since the Trust's inception and it is contemplated that it will perform similar services in the current fiscal year.

                            COMMITTEES OF THE BOARD

       The Board of Trustees has established committees to assist it in the discharge of its responsibilities. These committees and their principal responsibilities are described below:

       The Audit Committee. The Audit Committee is composed of three Trustees, presently of Messrs. Farber, Javitch and Orleans, who are not officers of the Trust. Each member of the Audit Committee receives $750 for each meeting of this Committee that he attends. The Audit Committee, which held one meeting in fiscal 1994, has the responsibility to recommend to the Board of Trustees the firm of independent public accountants to be appointed as auditors of the Trust; to review the proposed non-audit services of the accountants and to consider the effect of such services upon their independence; to meet with representatives of the accountants to review the scope and procedures to be used with respect to their annual audit; to meet with the representatives of the accountants to review the results of the audit and to discuss any recommendations or suggestions which the accountants may wish to make concerning the adequacy of the Trust's accounting controls and procedures; to meet with the Trust's officers to review the internal auditing procedures and policies; and to make reports and recommendations to the Board with respect to such matters.

       The Property Committee. The Property Committee is composed of four Trustees, consisting of Messrs. Cohen, Weller, Dimeling and Orleans. Messrs. Dimeling and Orleans each receive a fee of $750 for each meeting of this Committee that he attends; Mr. Cohen, Chairman and Chief Executive Officer of the Trust, and Mr. Weller, President and Chief Operating Officer of the Trust, do not receive any fee for serving on this Committee. The Property Committee, which held one meeting in fiscal 1994, reviews and analyzes the Trust's portfolio of investments and its related operating results and possible acquisitions and dispositions of real estate and related investments. Periodically it is also given the responsibility of completing negotiations, within specific guidelines, in transactions involving the Trust's investments.

       The Executive Compensation and Human Resources Committee. The Executive Compensation and Human Resources Committee is composed of three Trustees, consisting of Messrs. Farber, Dimeling and Javitch. Each member of this Committee receives $750 for each meeting that he attends. The Executive Compensation and Human Resources Committee, which held one meeting in fiscal 1994, reviews the salaries of the executive officers of the Trust and recommends to the Board of Trustees the salaries to be paid to individual executive officers of the Trust. In addition, it is responsible for administering the policies which govern the Trust's Stock Option Plan and for granting option awards to executive officers. See "Report of Executive Compensation and Human Resources Committee on Executive Compensation" on pages 9-10.

       The Trust does not have a separate Nominating Committee with responsibility for determining nominees for membership on the Board. This is considered the continuing responsibility of the entire Board.

                        ADDITIONAL INFORMATION AVAILABLE

       A copy of the Trust's Form 10-K Annual Report for the fiscal year ended August 31, 1994 will be filed with the Securities and Exchange Commission and will be available without charge on written request to:
   Pennsylvania Real Estate Investment Trust, 455 Pennsylvania Avenue, Suite 135, Fort Washington, Pennsylvania 19034, Attention: Robert G. Rogers, Executive Vice President.

                                 OTHER MATTERS

       Reports will be presented at the Annual Meeting, including the letter from Sylvan M. Cohen, Chairman and Chief Executive Officer, and Jonathan
   B. Weller, President and Chief Operating Officer, to the shareholders; the financial statements of the Trust as of August 31, 1994; and the report of Arthur Andersen LLP - all of which were incorporated in the Annual Report that is being mailed to shareholders together with the proxy materials.

       The Trust has selected Arthur Andersen LLP to be its principal accountants for the current fiscal year. The accounting firm has been the principal accountants of the Trust for more than thirty years. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representatives of Arthur Andersen & Co. will be given an opportunity to make a statement, if they so desire.

       The Board of Trustees does not intend to present any matter or matters for action by the shareholders at the meeting other than those set forth herein. The enclosed proxy confers discretionary authority upon the person or persons named therein and entitled to vote the shares represented thereby to vote such shares in accordance with their best judgment with respect to any shareholder proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and matters incident to the conduct of the meeting. The Board of Trustees does not know of any other matter which is to be presented for action at the meeting, but the enclosed proxy confers the same discretionary authority with respect to any such other matter.

                            SHAREHOLDERS' PROPOSALS

       Proposals of Holders of Certificates of Beneficial Interest to be presented at the 1994 Annual Meeting must be received by the Board of Trustees for inclusion in the Proxy Statement and proxy relating to that meeting on or before July 19, 1995.

                                             By Order of the Board of
                                             Trustees


                                             Jeffrey A. Linn
                                             Secretary

   November 16, 1994

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

           This Proxy is Solicited on behalf of the Board of Trustees for the Annual Meeting of Holders
                     of Certificates of Beneficial Interest
                               December 15, 1994

       The undersigned hereby constitutes and appoints SYLVAN M. COHEN, LEE
   H. JAVITCH and JEFFREY P. ORLEANS and each or any of them, as proxies of the undersigned, with full power of substitution, to vote and act with respect to all Certificates of Beneficial Interest of Pennsylvania Real Estate Investment Trust (the "Shares") which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present at the Annual Meeting of Holders of Certificates of Beneficial Interest of PENNSYLVANIA REAL ESTATE INVESTMENT TRUST ("PREIT") to be held on Thursday, December 15, 1994, at 11:00 A.M. Eastern Standard Time and at any and all adjournments thereof, upon all matters as may properly come before the meeting.

       The Shares represented by this proxy when properly executed will be voted: (1) as specified on the matter listed on the reverse side of this form; (2) in accordance with the Trustees' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

           (Continued and to be MARKED, SIGNED and DATED on the Reverse Side)

   1. Election of Three (3)
      Class C Trustees:

   VOTE FOR
   all nominees
   except as marked

   WITHHOLD
   AUTHORITY

   Nominees: William R. Dimeling, Jack Farber and
   Robert G. Rogers

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name above.)

   2. Election of Jonathan B. Weller
      as a Class A Trustee

           VOTE
           FOR

         WITHHOLD
        AUTHORITY

   3. Proposal to approve the adoption of the Amendments and Restatement of PREIT's 1990
      Incentive and  Non-Qualified Stock Option Plan;
      Management recommends a vote FOR the proposal.

      FOR    AGAINST    ABSTAIN

   4. Proposal to Approve the Adoption of PREIT's 1993
      Jonathan B. Weller Non-Qualified Stock Option
      Plan. Management recommends a vote FOR the proposal.

      FOR    AGAINST    ABSTAIN

   5. In their discretion on such other matters as may properly come before the meeting.

     The undersigned acknowledges receipt of the Annual Report, the Notice of Annual Meeting of Holders of Certificates of Beneficial Interest and the Proxy Statement dated November
   16, 1994 and revokes all former proxies.


   Signature(s)----------------------------- Dated:------------- , 1994

   Please mark, date, sign exactly as name appears on this Proxy and mail in enclosed envelope. When signing as Corporate Officer, Executor, Administrator, Trustee or Guardian please give full title. For joint accounts, each joint owner should sign. (Please note any change in your address alongside the address as it appears on this Proxy.)

  PLEASE MARK, SIGN, DATE AND RETURN IN ENCLOSED ENVELOPE, NO POSTAGE REQUIRED.

                                   EXHIBIT A

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
             AMENDED INCENTIVE AND NON QUALIFIED STOCK OPTION PLAN

       1. Purpose. The purpose of the Amended Incentive and Non Qualified Stock Option Plan (the "Plan") is to provide an incentive to selected officers and key employees of Pennsylvania Real Estate Investment Trust (the "Trust") to acquire a proprietary interest in the Trust, to continue as its officers and employees and to increase their efforts on behalf of the Trust.

       2. The Plan. The Plan shall consist of options to acquire shares of beneficial interest, par value $1.00 per share, of the Trust (the "Shares"). An option intended to qualify as incentive stock option and identified as an Incentive Stock Option in the Agreement by which it is evidenced shall be an Incentive Option ("Incentive Option") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). An option or a portion thereof that does not qualify under
   Section 422 or any other section of the Code shall be a non qualified option ("NQSO") and may be identified in the Agreement by which it is evidenced as a NQSO. Incentive Options and NQSO's are collectively referred to herein as "Options".

       3. Administration.

           (a) The Plan shall be administered by a Committee (the "Committee") of the Board of Trustees of the Trust (the "Board").
       The Committee shall consist of three (3) or more members of the Board who are not eligible to participate in the Plan while serving on the Committee and shall not have been, at any time within one (1) year prior to appointment to the Committee, eligible for selection as a person to whom an option under the Plan may be granted pursuant to the Plan or any other Plan of the Trust and shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor rule or regulation.

           (b) The Committee may exercise such power and authority as may be necessary for the Committee to carry out its functions as described in the Plan. It shall have plenary authority in its discretion, subject only to the express provisions of the Plan and of Code section 422A:

               (i) to determine which of the eligible persons shall be granted options ("Grantees") and the number and terms of the Options to be granted to each. In making any determination, the Committee shall consider the position and responsibilities of the proposed Grantee being considered, the nature and value to the Trust of his services and accomplishments, his present and potential contribution to the success of the Trust and such other factors as the Committee may deem relevant;

               (ii) to determine the dates of grant of Options;

               (iii) to prescribe the form of the instruments evidencing any Options granted under the Plan;

               (iv) to determine whether the Option is an Incentive Option or an NQSO;

               (v) to interpret the Plan and determine the terms and provisions of the agreements evidencing the Options and to make all other determinations necessary for Plan administration;

               (vi) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;

               (vii) to decide all questions and settle all controversies and disputes of general applicability which may arise in connection with the Plan; and

               (viii) to amend the terms of the Plan as provided in Section
           9.

       All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee and shall be final and binding upon all persons. Acts of a majority of the members of the Committee present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed to be acts of the Committee.

       No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant of an Option under it.

       4. Effectiveness and Termination of Plan. This Plan shall become effective as of the date of adoption thereof by the Board, subject to approval of this Plan by the shareholders of the Trust. Any Option outstanding under this Plan at the time of termination of the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. This Plan shall terminate on the earliest of:

           (a) the tenth anniversary of the effective date as determined under this Section 4; or

           (b) the date when all Shares reserved for issuance under the Plan shall have been acquired through exercise of Options granted under the Plan; or

           (c) such earlier date as the Board may determine.

       5. Shares Subject to the Plan. The aggregate number of Shares which may be subject to Options granted under the Plan shall be four hundred thousand (400,000) or the number and kinds of Shares or other securities which shall be substituted for the Shares or to which such Shares shall be changed as provided in Section 8. The Shares deliverable upon the exercise of an Option under the Plan may be made available from unissued Shares not reserved for any other purpose or Shares reacquired by the Trust. All or any Shares subjected under this Plan to an Option which, for any reason, terminates unexercised as to such Shares, may again be subjected to an Option under the Plan.

       6. Option Agreement. Each Grantee shall enter into a written agreement with the Trust, which shall contain such provisions, consistent with the Plan, as may be established at any time or from time to time by the Committee. No Grantee shall have the right in any Option unless, and until, a written option agreement is entered into with the Corporation.

       7. Grant, Terms and Conditions of Options. Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

           (a) Grantees. The Grantees shall be such officers or key employees of the Trust as determined by the Committee. No person shall be eligible for the grant of an Incentive Option who owns, or would own immediately before the grant of such Incentive Option, directly or indirectly, Shares possessing more than ten percent (10%) of the total combined voting power of all classes of Shares of the Trust ("10% Shareholder"). This sentence of Section 7(a) shall not apply if, at the time such Incentive Option is granted, the Incentive Option price is at least one hundred ten percent (110%) of fair market value and the Incentive Option is not, by its terms, exercisable after the expiration of five (5) years from the date of grant.

           (b) Purchase Price. The purchase price of Shares upon exercise of an Option shall be no less than the fair market value of the Shares, without regard to any restriction, on the date of grant of an Option; provided, however, if an Incentive Option is granted to a person owning Shares of the Trust possessing more than 10% of the total combined voting power of all classes of Shares of the Trust as defined in Code Section 422A the purchase price shall be no less than 110% of the fair market value of the Shares, without regard to any restriction, on the date of grant of an Incentive Option to such individual.

       The fair market value of the Shares on the date of grant shall be: (i) if the Shares are listed on a national securities exchange, the closing price of the Shares on such date; provided, however, if on such date the Shares were traded on more than one national securities exchange, then the closing price on the exchange on which the greatest volume of Shares were traded on such day; (ii) if the Shares are not listed on a national securities exchange and are traded over-the-counter, the last sale price of the Shares on such date as reported by NASDAQ or, if not reported by NASDAQ, the average of the closing bid and asked prices for the Shares on such date; and (iii) if the Shares are neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Committee shall in good faith determine. If the Shares are listed on a national securities exchange or are traded over-the-counter but are not traded on the date of grant, then the price shall be determined by the Committee by applying the principles contained in Proposed Treasury Regulation section 1.422A-2(e) and treasury Regulation section 20.2031-2 or successor provisions thereto. The fair market value of the Shares shall be determined by, and in accordance with, procedures to be established by the Committee, whose determination shall be final.

           (c) Payment for Shares. The purchase price for Shares upon exercise of an Option shall be paid in full in United States dollars in cash or by check at the time of purchase; provided, however, that at the discretion of the Committee, the purchase price may be paid with (i) Shares of the Trust already owned by, and in possession of, the Grantee or (ii) any combination of United States dollars or Shares of the Trust. Shares of the Trust used to satisfy the exercise price of an Option shall be valued as of the date of exercise at their fair market value determined in accordance with the rules set forth in
       Section 7(b) hereof. The purchase price shall not be subject to adjustment, except as provided in Section 8 hereof.

           (d) Limitation. Notwithstanding any provision contained herein to the contrary, the aggregate fair market value (determined at the time an Option is granted) of Shares for which Incentive Options are exercisable for the first time under the terms of the Plan by a Grantee during any calendar year (under all plans of the Trust defined in Code Section 425) is limited to $100,000. In the event that the aggregate fair market value of Shares with respect to such Incentive Option exceeds $100,000, the Incentive Options granted hereunder to such Grantee shall, to the extent and in the order required by regulations promulgated under the Code, automatically be deemed to be NQSO, but all other terms and provisions of such Incentive Options shall remain unchanged. Moreover, the Committee may grant an Option that provides that the aggregate fair market value of Shares for which Options are exercisable for the first time in a given year exceeds $100,000, by specifically providing in the grant the portion of the Option that is an Incentive Option and the portion of the Option that is a NQSO.

           (e) Duration and Exercise of Options. Options may be exercisable for terms of up to but not exceeding ten years from the date the particular Option is granted; provided, however, the Incentive Options granted to a 10% Shareholder may be exercisable for a term of up to but not exceeding five years from the date the particular Incentive Option is granted. Subject to the foregoing, Options shall be exercisable at such time and in such amounts (up to the full amount thereof) as may be determined separately in each instance by the Committee at the time of the grant. If an Option granted under the Plan is exercisable in installments, the Committee shall determine what events, if any, will make it subject to acceleration. During his or her lifetime, only the Grantee may exercise an Option.

           (f) Termination of Employment. Upon the termination of Grantee's employment, his rights to exercise an Option held by such Grantee shall be only as follows:

               (i) Retirement or Disability. If the Grantee's employment is terminated because he or she has attained the age which the Trust may from time to time establish as the retirement age for any class of its employees or, with the approval of the

           Committee, because of permanent disability as defined in Code
           Section 22(e)(3), he or she may, within nine months following such termination, exercise the Option with respect to all or any part of the Shares subject thereto. The Option shall become fully vested and immediately exercisable to the extent not previously exercised for the full amount or any part thereof, including a partial exercise from time to time within the nine-month period. However, if he or she dies before the end of the nine-month period after the termination of his or her employment due to retirement or disability, his or her estate (as defined below in Section 7(f)(ii) hereof) shall have the right, subject to the procedures set forth below, to exercise such Option within one year following such termination.

               (ii) Death. If a Grantee's employment is terminated by death, the Option shall become fully vested and immediately exercisable to the extent not previously exercised for the full amount or any part thereof and his or her estate shall have the right for a period of one year following the date of such death to exercise the Option including a partial exercise from time to time within the twelve-month period. A Grantee's "estate" shall mean his or her legal representative upon his or her death or any person who acquires the right to exercise an Option by reason of the Grantee's death. The Committee may in its discretion require the estate of a Grantee to supply the Committee with written notice of the Grantee's death and a copy of the will or such other evidences as the Committee deems necessary to establish the validity of the transfer of an Option. The Committee may also require that the estate of a Grantee agrees to be bound by all of the terms and conditions of the Plan.

               (iii) Change of Control. Notwithstanding any provision in this Plan to the contrary, upon the occurrence of a "Change of Control" (as defined below), each Option granted under the Plan and outstanding at such time shall become fully vested and immediately exercisable to the extent not previously exercised and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. "Change of Control shall mean:

                               I. The acquisition by an individual, entity or
               group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the
               "Exchange Act")) (a "Person") of beneficial ownership
               (within the meaning of Rule 13d)-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the "Outstanding Shares"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Trust, (ii) any acquisition by the Trust, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Trust or any corporation controlled by the Trust, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (III) below, or (v) any acquisition by any Person entitled to file Form 13G under the Exchange Act with respect to such acquisition; or

                               II. individuals who, as of the date hereof,
               constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose election, or nomination for election by the Trust's shareholders, was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board shall be considered as though such individual whose initial assumption of office occurs as a result to the election or removal of trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                               III. approval by the shareholders of the Trust
               of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the as-sets of the Trust (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Trust or all or substantially all of the Trust's assets either directly or through one more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding shares, (ii) no Person (excluding any employee benefit plan (or related trust) of the Trust or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of trustees or directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                               IV. approval by the shareholders of the Trust
               of a complete liquidation or dissolution of the Trust.

               (iv) Cause and Competition. If the employment of a Grantee is terminated for "Cause" (as defined below) or the Grantee terminates his or her employment and commences working for a "Competitor" (as defined below), his or her right under any then outstanding Option shall terminate at the time of such termination of employment. In addition, any Shares issued upon exercise of Options may be subject to forfeiture pursuant to Section 7(f)(v) if the Grantee becomes employed or otherwise associated with a Competitor within two months of exercise. As used in this subsection (iv) of this Section 7(f), in the case of any Grantee not subject to a written employment agreement, "Cause" shall mean any willful or intentional act having the effect of injuring the reputation, business or business relationships of the Trust or any repeated or continuous failure, neglect or refusal to perform in a satisfactory manner duties assigned to such Grantee. In the case of a Grantee subject to a written employment agreement, "Cause" shall mean any action giving the Trust the right to terminate such person's employment agreement for Cause. "Competitor" shall mean any person or entity other than the Trust engaged in a business competitive (in good faith judgment of the Committee) with that of the Trust.

               (v) Other Reasons. In the case of a Grantee whose employment is terminated for any reason other than those provided above under "Retirement or Disability," "Death," "Change of Control" or
           "Cause and Competition," the Grantee may, within the three-month period following such termination, exercise the Option to the extent that the right to exercise had accrued prior to such termination. However, if he or she dies prior to the end of the three-month period after termination of his or her employment, his or her estate (as defined above in Section 7(f)(ii) hereof) shall have the right, subject to the procedures set forth above, to exercise such Option within one year following such termination; provided, however, that the Trust by which the Grantee is employed, may retain the Shares issuable upon exercise of such Option pursuant to this subsection (v) for a period of two months from exercise and, if the Grantee becomes employed or otherwise associated with, or enters into an agreement to become employed or otherwise associated with, a Competitor prior to or during such two-month period, either as a director, trustee, officer, employee, agent, representative or otherwise, then the Trust may retain and cancel such shares, refund any purchase price paid by the Grantee to the Trust, and thereafter all rights of such Grantee in the Option and the Shares issuable upon exercise of the Option shall immediately cease.

           (g) Transferability of Option. No Options shall be transferable unless transferred by will or the laws of descent and distribution.

           (h) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, including amending the terms of an Option at any time to include provisions that have the effect of changing an Incentive Option to a NQSO, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, impair any rights or alter any obligations under any Option theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an Incentive Option under Code section 422A.

           (i) Other Terms and Conditions. Options may contain such other provisions not inconsistent with any of the foregoing terms as the Committee shall deem appropriate.

       8. Adjustment for Changes in the Shares.

           (a) In the event the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind or shares of stock or other securities of the Trust or of another trust or corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each Share theretofore appropriated or thereafter subject or which may become subject to an Option under this Plan, the number and kind of Shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Shares, or of any share or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, then, if the Committee or Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

           (b) Fractional Shares resulting from any adjustment in Options pursuant to this Section 8 may be settled in cash or otherwise as the Committee or Board shall determine. Notice of any adjustment shall be given by the Trust to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

           (c) Notwithstanding Section 8(a) hereof, the Committee or Board shall have the power, in the event of the disposition of all or substantially all of the assets of the Trust, or the dissolution of the Trust, or the merger or consolidation of the Trust with or into any other real estate investment trust, corporation, or the merger or consolidation of any other real estate investment trust or corporation into the Trust, or the making of a tender offer to purchase all or a substantial portion of the Shares of the Trust, to amend all outstanding Options (upon such conditions as it shall deem appropriate) to (i) permit the exercise of all such Options prior to the effectiveness of any such transaction and to terminate such Options as of such effectiveness, or (ii) require the forfeiture of all Op-tions, provided the Trust pays to the Grantee the excess of the fair market value of the Shares in which the Grantee's rights have not become vested at such date over the purchase price, as provided for in
       Section 7(b) hereof, or (iv) make such other provisions as the Committee or Board shall deem equitable.

       9. Amendment of the Plan. The Committee may amend the Plan, may correct any defect or supply any omissions or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect without action on the part of the shareholders of the Trust; provided, however that, except as provided in
   Section 8 hereof and this Section 9, without prior approval by the shareholders of the Trust: (i) the total number of Shares subject to the Plan shall not be increased; (ii) no Option shall be exercisable more than ten years after the date it is granted; (iii) the expiration date of the Plan shall not be extended; (iv) transfer the administration of the Plan to any person who is not a "disinterested person" as defined in Rule
   16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and as amended from time to time; and (v) no amendment shall be of any force and effect which shall decrease the price at which Options may be granted, permit the grant of any Option to purchase Shares subject to such Option, increase the number of Shares to be received on exercise of an Option, or materially modify the requirements as to eligibility for participation in the Plan.

       10. Interpretation and Construction. The interpretation and construction of any provisions of the Plan by the Committee shall be final, binding and conclusive for all purposes.

       11. Application of Funds. The proceeds received by the Trust from the sale of Shares pursuant to this Plan will be used for general Trust purposes.

       12. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Grantee to exercise the Option.

       13. Plan Not a Contract of Employment. The Plan is not a contract of employment, and the terms of employment of any Grantee shall not be affected in any way by the Plan or related instruments except as specifically provided herein. The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee for a continuance of employment, nor shall it interfere with the right of the Trust to discharge any Grantee and to treat him without regard to the effect which such treatment might have upon him as a Grantee.

       14. Expenses of the Plan. All of the expenses of administering the Plan shall be paid by the Trust.

       15. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Trust shall not be obligated to cause to be issued or delivered any certificates for Shares to be delivered pursuant to the exercise of an Option unless and until the Trust is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations or governmental authority and the requirements of any exchange upon which Shares are traded. The Trust shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulations or requirement. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations and requirements, such representations as the Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Board shall determine in its discretion that the listing or qualification of the Shares subject to such Option, under any securities exchange or association requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

       16. Governing Law. Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.


   Date of Adoption
   By the Board: September 17, 1990.

   Date of Approval
   By the Shareholders: December 19, 1990.

   Date of Adoption of Amended Plan
   By the Board: December 14, 1993.

   Date of Approval of the Amended Plan
   By the Shareholders: December  , 1994

                                   EXHIBIT B

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

            1993 JONATHAN B. WELLER NON QUALIFIED STOCK OPTION PLAN

       1. Purpose. The purpose of the 1993 Jonathan B. Weller Non Qualified Stock Option Plan (the "Plan") is to attract, retain, motivate and provide to Jonathan B. Weller, who as a key officer and employee of Pennsylvania Real Estate Investment Trust (the "Trust") will be largely responsible for the management, growth and protection of the business of the Trust, with incentives and rewards to encourage him to continue as an officer and employee and to increase his efforts on behalf of the Trust.

       2. The Plan. The Plan shall mean this Non Qualified Stock Option Plan and shall consist of options to acquire shares of beneficial interest, par value $1.00 per share, ("Options") of the Trust (the "Shares"), as amended from time to time.

       3. Administration.

           (a) The Plan shall be administered by a Committee (the "Committee") of the Board of Trustees of the Trust (the "Board").
       The Committee shall consist of three (3) or more members of the Board who are not eligible to participate in the Plan while serving on the Committee and shall not have been eligible for selection as a person to whom an Option under the Plan may be granted pursuant to the Plan and shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor rule or regulation.

           (b) The Committee may exercise such power and authority as may be necessary for the Committee to carry out its functions as described in the Plan. It shall have plenary authority in its discretion, subject only to the express provisions of the Plan:

               (i) to consider the position and responsibilities of Mr. Weller, the nature and value to the Trust of his services and accomplishments, his present and potential contribution to the success of the Trust and such other factors as the Committee may deem relevant;

               (ii) to prescribe the form of the instruments evidencing any Options granted under the Plan;

               (iii) to interpret and construe any provision of the Plan and determine the terms and provisions of the agreements evidencing the Options and to make all other determinations necessary for Plan administration;

               (iv) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;

               (v) to decide all questions and settle all controversies and disputes of general applicability which may arise in connection with the Plan; and

               (vi) to amend the terms of the Plan as provided in Section 9.

       All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee and shall be final and binding upon all persons. Acts of a majority of the members of the Committee present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed to be acts of the Committee.

       The Committee may, in its absolute discretion, accelerate the date on which any Option granted under the Plan becomes exercisable or, subject to
   Section 7(d) hereof, extend the term of any Option granted under the Plan.

       No member of the Board or the Committee shall be liable for any action, omission or determination made in good faith by the Board or the Committee with respect to the Plan or any grant of an Option under it, and the Trust shall indemnify and hold harmless each member of the Committee and each other Trustee or employee of the Trust to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, Trustee or employee in bad faith and without reasonable belief that it was in the best interests of the Trust.

       4. Effectiveness and Termination of Plan. This Plan shall become effective as of the date of adoption thereof by the Board, subject to approval of this Plan by the shareholders of the Trust. Any Option outstanding under this Plan at the time of termination of the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. This Plan shall terminate on the earliest of:

           (a) the tenth anniversary of the effective date as determined under this Section 4; or

           (b) the date when all Shares reserved for issuance under the Plan shall have been acquired through exercise of Options granted under the Plan; or

           (c) such earlier date as the Board may determine.

       5. Shares Subject to the Plan. The aggregate number of Shares which may be subject to Options granted under the Plan shall be one hundred thousand (100,000) or the number and kinds of Shares or other securities which shall be substituted for the Shares or to which such Shares shall be changed as provided in Section 8. The Shares deliverable upon the exercise of an option under the Plan may be made available from unissued Shares not reserved for any other purpose or Shares reacquired by the Trust. All or any Shares subjected under this Plan to an Option which, for any reason, terminates unexercised as to such shares, may again be subjected to an Option under the Plan.

       6. Option Agreement. Mr. Weller shall enter into a written agreement with the Trust, which shall contain such provisions, consistent with the Plan, as may be established at any time or from time to time by the Committee.

       7. Grant, Terms and Conditions of Stock Options. Options may be granted by the Committee to Mr. Weller at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

           (a) Grantee. The Grantee shall be Mr. Jonathan B. Weller, who is an officer and employee of the Trust, and who is to be largely responsible for the management, growth and protection of the business of the Trust.

           (b) Purchase Price. The purchase price of Shares upon exercise of an Option granted under the Plan shall be the fair market value of the Shares, without regard to restriction, on the date on which such Option is granted.

           (c) Payment for Shares. The purchase price for Shares upon exercise of an Option shall be paid in full in United States dollars in cash or by check at the time of purchase; provided, however, that at the discretion of the Committee, the purchase price may be paid with (i) Shares of the Trust already owned by, and in possession of, Mr. Weller or (ii) any combination of United States dollars or Shares of the Trust. Shares of the Trust used to satisfy the exercise price of an Option shall be valued as of the date of exercise at their fair market value determined by the Committee. The purchase price shall not be subject to adjustment, except as provided in Section 8 hereof.

           (d) Duration and Exercise of Options. Options may be exercisable for terms of up to but not exceeding ten years from the date the particular Option is granted. Subject to the foregoing, Options shall be exercisable at such time and in such amounts (up to the full amount thereof) as may be determined separately in each instance by the Committee at the time of the grant. If an Option granted under the Plan is exercisable in installments, the Committee shall determine what events, if any, will make it subject to acceleration. During Mr. Weller's lifetime, only he may exercise an Option.

           (e) Termination of Employment. Upon the termination of Mr. Weller's employment, his rights to exercise an Option held by him shall be as follows:

               (i) Disability. If Mr. Weller's employment is terminated because of permanent disability as defined in Code Section 22(e)(3), the Option shall become fully vested and immediately exercisable to the extent not previously exercised and he may, within nine months following such termination, exercise the Option with respect to all or any part of the Shares subject thereto. However, if he dies before the end of the nine month period after the termination of his employment, his estate (as defined below in Section 7(f)(ii) hereof) shall have the right, subject to the procedures set forth below, to exercise such Option.

               (ii) Death. If Mr. Weller's employment is terminated by death the Option shall become fully vested and immediately exercisable to the extent not previously exercised, and his estate shall have the right for a period of nine months following the date of such death to exercise the Option. Mr. Weller's "estate" shall mean his legal representative upon his death or any person who acquires the right to exercise an Option by reason of Mr. Weller's death. The Committee may in its discretion require the estate of Mr. Weller to supply the Committee with written notice of Mr. Weller's death and a copy of the will or such other evidences as the Committee deems necessary to establish the validity of the transfer of an Option. The Committee may also require that the estate of Mr. Weller agrees to be bound by all of the terms and conditions of the Plan.

               (iii) With Good Reason or Without "Cause". If Mr. Weller's employment is terminated by him "With Good Reason" (as defined below) or by the Trust without "Cause" (as defined in subsection
           (iv) below) the Option shall fully vest and become immediately exercisable to the extent not previously exercised and he may, within six months following such termination, exercise the Option with respect to all or any part of the Shares subject thereto. As used in this subsection (iii) of this Section 7(e), "With Good Reason" shall mean:

                               (I) the assignment to Mr. Weller of any duties
               inconsistent with his position, authority, duties or responsibilities as contemplated by his employment agreement, or any action by the Trust which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action promptly after receipt of notice thereof given by Mr. Weller;

                               (II) any breach by the Trust of Mr. Weller's
               employment agreement other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Trust promptly after receipt of notice thereof given by Mr. Weller;

                               (III) the Trust requiring Mr. Weller to be
               based at any office or location more than 45 miles from the Trust's headquarters as of the date hereof;

                               (IV) delivery by the Trust to Mr. Weller of a
               notice that his employment agreement is not being renewed.

               (iv) Cause. If the employment of Mr. Weller is terminated for "Cause" (as defined below) or Mr. Weller terminates his employment without Good Reason his right under any then outstanding Option shall terminate at the time of such termination of employment. As used in this subsection (iv) of this Section 7(e) "Cause" shall mean

           (I) the willful and continued failure of Mr. Weller to perform substantially Mr. Weller's duties with the Trust (other than any such failure resulting from Mr. Weller's Disability), after a written demand for substantial performance is delivered to Mr. Weller by the Board or the Chief Executive Officer of the Trust which specifically identifies the manner in which the Board or Chief Executive Officer believes that the Trust has not substantially performed Mr. Weller's duties, or (II) the willful engaging by Mr. Weller in illegal conduct or misconduct which is materially and demonstrably injurious to the Trust.

               (v) Change of Control. Upon the occurrence of a "Change of Control" (as defined below), each Option granted under the Plan and outstanding at such time shall become fully vested and immediately exercisable to the extent not previously exercised and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of this Plan. "Change of Control shall mean:

                               (I) The acquisition by any individual, entity
               or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership
               (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the "Outstanding Shares"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Trust, (i) any acquisition by the Trust, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Trust or any corporation controlled by the Trust, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (III) below, or (v) any acquisition by any Person entitled to file Form 13G under the Exchange Act with respect to such acquisition; or

                               (II) individuals who, as of the date hereof,
               constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose election or nomination for election by the Trust's shareholders was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                               (III) approval by the shareholders of the
               Trust of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Trust (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Trust or all or substantially all of the Trust's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Shares, (ii) no Person (excluding any employee benefit plan (or related trust) of the Trust or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to he Business Combination and (iii) at least a majority of the members of the board of trustees or directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                               (IV) approval by the shareholders of the Trust
               of a complete liquidation or dissolution of the Trust.

               (vi) Other Reasons. In the case of termination of Mr. Weller's employment for any reason other than those provided above under "Disability", "Death", "With Good Reason" or Without
           "Cause", or "Cause" he may, within the six month period following such termination, exercise the Option to the extent that the right to exercise had accrued prior to such termination. However, if he dies prior to the end of the three-month period after termination of his employment, his estate (as defined above in Section 7(e)(ii) hereof) shall have the right, subject to the procedures set forth above, to exercise such Option within nine months following the date of death.

           (f) Transferability of Option. No Options shall be transferable unless transferred by will or the laws of descent and distribution.

           (g) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, accelerate, extend or renew outstanding Options granted under the Plan, including amending the terms of an Option at any time or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of Mr. Weller, impair any rights or alter any obligations under any Option theretofore granted under the Plan.

           (h) Other Terms and Conditions. Options may contain such other provisions not inconsistent with any of the foregoing terms as the Committee shall deem appropriate.

       8. Adjustment for Changes in the Shares.

           (a) In the event the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind sf shares of stock or other securities of the Trust or of another trust or corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each Share theretofore appropriated or thereafter subject or which may become subject to an Option under this Plan, the number and kind of Shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchange, or to which each such Share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Shares, or of any share or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, then, if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

           (b) Fractional Shares resulting from any adjustment in Options pursuant to this Section 8 may be settled in cash or otherwise as the Committee or Board shall deter-mine. Notice of any adjustment shall be given by the Trust to Mr. Weller and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

           (c) Notwithstanding Section 8(a) hereof, the Board or the Committee shall have the power, in the event of the disposition of all or substantially all of the assets of the Trust, or the dissolution of the Trust, or the merger or consolidation of the Trust with or into any other real estate investment trust, corporation, or the merger or consolidation of any other real estate investment trust or corporation into the Trust, or the making of a tender offer to purchase all or a substantial portion of the Shares of the Trust, to amend all outstanding Options (upon such conditions as it shall deem appropriate) to (i) permit the exercise of all such Options prior to the effectiveness of any such transaction and to terminate such Options as of such effectiveness, or (ii) require the forfeiture of all Options, provided the Trust pays to Mr. Weller the excess of the fair market value of the Shares in which Mr. Weller's rights have not become vested at such date over the purchase price, as provided for in
       Section 7(b) hereof, or (iii) make such other provisions as the Board or Committee shall deem equitable.

       9. Amendment of the Plan. The Committee may amend the Plan, may correct any defect or supply any omissions or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect without action on the part of the shareholders of the Trust; provided, however that, except as provided in
   Section 8 hereof and this Section 9, without prior approval by the shareholders of the Trust: (i) the total number of Shares subject to the Plan shall not be increased; (ii) no Option shall be exercisable more than ten years after the date it is granted; (iii) the expiration date of the Plan shall not be extended; (iv) transfer the administration of the Plan to any person who is not a "disinterested person" as defined in Rule
   16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and as amended from time to time; and (v) no amendment shall be of any force and effect which shall decrease the price at which Options may be granted, permit the grant of any Option to purchase Shares subject to such Option, increase the number of Shares to be received on exercise of an Option, or materially modify the requirements as to eligibility for participation in the Plan.

       10. Interpretation and Construction. The interpretation and construction of any provision of the Plan by the Committee shall be final, binding and conclusive for all purposes.

       11. Application of Funds. The proceeds received by the Trust from the sale of Shares pursuant to this Plan will be used for general Trust purposes.

       12. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon Mr. Weller to exercise the Option.

       13. Plan Not a Contract of Employment. The Plan is not a contract of employment, and the terms of employment of Mr. Weller shall not be affected in any way by the Plan or related instruments except as specifically provided herein. The establishment of the Plan shall not be construed as conferring any legal rights upon Mr. Weller for a continuance of employment nor shall it interfere with the right of the Trust to discharge Mr. Weller and to treat him without regard to the effect which such treatment might have upon him as a grantee of an Option.

       14. Expenses of the Plan. All of the expenses of administering the Plan shall be paid by the Trust.

       15. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Trust shall not be obligated to cause to be issued or delivered any certificates for Shares to be delivered pursuant to the exercise of an Option unless and until the Trust is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations or governmental authority and the requirements of any exchange upon which Shares are traded. The Trust shall in no event be obligated to register any se-curities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulations or certificates and in order to ensure compliance with such laws, regulations or requirement. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations and requirements, such representations as the Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Board shall determine in its discretion that the listing or qualification of the Shares subject to such Option, under any securities exchange or association requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

       16. Governing Law. Except to the extent preempted by federal law, this Plan shall be construed an enforced in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.


   Date of Adoption
   By the Board: December 14, 1993

   Date of Approval
   By the Shareholders: December  , 1994.